Exhibit 10.24
EXECUTION COPY
CONFIDENTIAL TREATMENT REQUESTED UNDER
17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.24b-2.
[*****] INDICATES OMITTED MATERIAL THAT IS THE
SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.
THE OMITTED MATERIAL HAS BEEN FILED
SEPARATELY WITH THE COMMISSION.
INTELLECTUAL PROPERTY AGREEMENT
     This INTELLECTUAL PROPERTY AGREEMENT is made, effective as of the 28th day of November, 2008 (the “Effective Date”), by and between Sprint Nextel Corporation, a Kansas corporation (“Sprint”), and Clearwire Communications LLC, a Delaware limited liability company (“Clearwire”).
RECITALS
     A. Sprint and other entities have entered into a Transaction Agreement and Plan of Merger having an execution date of May 7, 2008 (“TAPM”).
     B. Pursuant to the TAPM, Clearwire will be formed and Sprint desires to enter into this agreement with Clearwire with respect to patents, trademarks, software and proprietary information.
     Sprint and Clearwire agree as follows:
ARTICLE 1
DEFINITIONS
     Section 1.01 Definitions. Terms used in this agreement with initial capital letters have the meanings set forth or cross-referenced below.
     “Assigned Patents” means the Sprint Patents used exclusively in WiMAX or listed in Exhibit A, and including any and all continuations, continuations-in-part, divisions, reissues, reexaminations and renewals of any of them, and any foreign counterparts of any of the foregoing and any patents resulting from such inventions or patent applications.
     “Clearwire Corporation” means New Clearwire Corporation, a Delaware corporation, which is the parent company of Clearwire.
     “Clearwire Group” means, at any given time, Clearwire Corporation and all Persons in which Clearwire Corporation is the owner, directly or indirectly, of at least 50% of the Person’s Voting Stock.
     “Clearwire Patents” means the following patents, but only if they are not Assigned Patents: a) patents owned by any Clearwire Group member on the Effective Date; b) patents that issue from patent applications filed prior to the Effective Date that are owned by a Clearwire Group member on the Effective Date; and (c) patents that issue from patent applications based on inventions conceived or reduced to practice prior to the Effective Date that are owned by a

Clearwire Group member on the Effective Date. Clearwire Patents include any and all continuations, continuations-in-part, divisions, reissues, reexaminations and renewals thereof and any foreign counterparts of any of the foregoing.
     “Controlled Affiliate” means, with respect to any Person, any other legal entity that is directly or indirectly Controlled by that Person.
     “Control” (including the correlative terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a legal entity, whether through the ownership of voting securities, by contract or otherwise.
     “Covenant Term” means [*****] from the Effective Date or for so long as Sprint has an ownership interest in Clearwire, whichever is longer, except that with respect to the Sprint VOIP Patents it means [*****] from the Effective Date or for so long as Sprint has an ownership interest in Clearwire, whichever is longer.
     “Derivative Works” means work based upon one or more preexisting works or any other form in which a work may be recast, transformed, or adapted.
     “Group” means either the Sprint Group or the Clearwire Group, as the context requires.
     “Materials” means documents, specifications, designs, plans, drawings or other tangible works of authorship, including any of the foregoing materials in electronic form, and any copyright rights therein (whether or not registered); except that, Materials does not include Software.
     “Person” means an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, any other entity or governmental authority.
     “Proprietary Information” means business, technical or other information, existing as of the Effective Date, including information contained in Materials, which is proprietary to one or more members of either or both Groups and that derives economic value, actual or potential, from not being generally known to, and not being readily ascertainable by proper means by, other persons who can obtain economic value from its disclosure or use, and which is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.
     “Rejection” has the meaning set forth in Section 9.13
     “Sprint Restricted Entity” means any of the following (including any Controlled Affiliate of the following and any successor (whether by merger, operation of law or otherwise) to any of the following or any of their Controlled Affiliates): [*****].
     “Sprint Group” means, at any given time, Sprint and all Persons in which Sprint is the owner, directly or indirectly, of at least 50% of the Person’s Voting Stock, except that it does not mean Clearwire or any member of the Clearwire Group.

     “Sprint Marks” has the meaning set forth in Section 4.03.
     “Sprint Patents” means the following patents, but only if they are not Clearwire Patents: (a) patents owned by any Sprint Group member on the Effective Date; (b) patents that issue from patent applications filed prior to the Effective Date that are owned by a Sprint Group member on the Effective Date; and (c) patents that issue from patent applications based on inventions conceived or reduced to practice prior to the Effective Date that are owned by a Sprint Group member on the Effective Date. Sprint Patents include any and all continuations, continuations-in-part, divisions, reissues, reexaminations and renewals thereof and any foreign counterparts of any of the foregoing.
     “Sprint Software” has the meaning set forth in Section 5.01.
     “Sprint VOIP Patents” means any Sprint Patents that relate to voice over Internet protocol telephony (“VOIP”), including but not limited to those listed in Exhibit H, and any other patents relating to VOIP issued after the Effective Date, and during the Covenant Term.
     “Software” means (a) all computer software and programs, including source and object code, and (c) all documentation, if any, related thereto.
     “Third Party” means any Person other than a member of a Group.
ARTICLE 2
PATENT TRANSFER
     Section 2.01 Patent Transfer to Clearwire. Sprint hereby assigns and will cause each Sprint Group member to assign to the Clearwire Group member designated by Clearwire, subject to any rights of Third Parties existing on the Effective Date, all the Sprint Group’s right, title and interest in the Assigned Patents. To the best of Sprint’s knowledge, there are no Third Party rights or claims in the Assigned Patents. In the event there is a material Third Party right in any Assigned Patent, Sprint will give Clearwire reasonable notice of such right.  Following execution of the assignment, Clearwire shall assume all responsibility and expenses associated with processing and pursuing the Assigned Patents.
     Section 2.02 Exhibit A. To the best of Sprint’s knowledge, Exhibit A is a complete list of all Assigned Patents.  Sprint shall, from time to time, revise Exhibit A to include all Assigned Patents that were not included on Exhibit A as of the Effective Date, and shall act reasonably in considering any written request by Clearwire for inclusion of a Sprint Patent which Clearwire has reason to assert is an Assigned Patent.
     Section 2.03 Cooperation.
     (a) Sprint will reasonably cooperate with Clearwire, and will cause all applicable Sprint Group members, agents and counsel to reasonably cooperate with Clearwire, at Clearwire’s expense with respect to Third Party costs, in connection with (i) the preparation, filing, prosecution, maintenance and defense of the Clearwire Patents, and (ii) any suit for infringement of the Clearwire Patents brought by any Clearwire Group member against a Third

Party, and (iii) executing any applicable documents requested by Clearwire to perfect ownership and register patent assignments with any patent office.
     (b) Clearwire will reasonably cooperate with Sprint, and will cause all Clearwire Group members, agents and counsel to reasonably cooperate with Sprint, at Sprint’s expense with respect to Third Party costs, in connection with (i) the preparation, filing, prosecution, maintenance and defense of the Sprint Patents, and (ii) any suit for infringement of the Sprint Patents brought by a Sprint Group member against a Third Party, and (iii) executing any applicable documents requested by Sprint to perfect ownership and register patent assignments with any patent office.
     (c) Each party may make available to the other party, on written request, that party’s patents, for use by the requesting party in defending against a Third Party patent infringement claim.  The party receiving such a request will use commercially reasonable efforts to agree to the request. However, neither party is under a requirement to actually agree to such a request.   The requesting party will bear all costs of such cooperation.  For purposes of clarification, given the strategic relationship between the parties, each party expects to assert its patents for the benefit of the other, unless the requested party, after commercially reasonable deliberations, determines that such assertion is not in its reasonable best interests.
ARTICLE 3
NON ASSERTS
     Section 3.01 Non Asserts.
     A. Sprint Covenant. For the Covenant Term, Sprint, on behalf of itself and all Sprint Group members, agrees not to bring, assert or commence against Clearwire or any Clearwire Group member any claim, action or proceeding alleging that Clearwire is making, using or selling, offering to sell, importing, or otherwise infringing on the rights of any Sprint Patents or any Sprint VOIP Patents (the “Sprint Covenant”). The Sprint Covenant will terminate immediately if Clearwire is acquired or controlled by a Sprint Restricted Entity other than Sprint or a member of the Sprint Group.
     B. Assigned Patents Covenant. For the term of the Assigned Patents, Clearwire, on behalf of itself and all Clearwire Group members, agrees not to bring, assert or commence against Sprint or any Sprint Group member any claim action or proceeding alleging that Sprint is making, using or selling, offering to sell, importing, or otherwise infringing on the rights of any of the Assigned Patents including any continuations, divisionals or any patent which claims priority to any assigned patents or patent applications. Unless this Agreement is terminated by Clearwire as a result of a material breach by Sprint, this Section shall survive the termination of this Agreement.
     C. Clearwire Covenant. For the Covenant Term, Clearwire, on behalf of itself and all Clearwire Group members, agrees not to bring, assert or commence against Sprint or and Sprint Group member any claim action or proceeding alleging that Sprint is making, using or selling, offering to sell, importing, or otherwise infringing on the rights of any Clearwire Patent (the

“Clearwire Covenant”). The Clearwire Covenant will terminate immediately if Sprint is acquired or controlled by a Restricted Entity.
     D. Sprint and Clearwire agree that no damages for patent infringement, or claims to patent royalties, in respect of the patents subject to this Agreement, shall accrue during the period in which this Non-Assert Section is in effect.
     Section 3.02 Third Parties and Sprint VOIP Patents.
     (a) While a covenant of this Article 3 remains in effect:
     (i) With respect to patents that Sprint has agreed not to assert against Clearwire, the non assert will also extend to (a) selling by any Person that is authorized to sell Clearwire services but only as to the Clearwire services being sold, and not any services or products of any Third Party, and (b) use by any client or customer that has the right to use Clearwire services. For the avoidance of doubt Sprint may pursue claims against a Third Party who uses Clearwire’s services in the conduct of such Third Party’s business in combination with a service not provided by Clearwire, which combined use infringes a Sprint patent, solely to the extent such infringement would not have occurred but for such combination. For further avoidance of doubt, Sprint will not have a claim against a Clearwire customer that uses only the Clearwire service(s).
     (ii) With respect to patents that Clearwire has agreed not to assert against Sprint, the non assert will also extend to (a) selling by any Person that is authorized to sell Sprint services but only as to the Sprint services being sold, and not any services or products of any Third Party, and (b) use by any client or customer that has the right to use Sprint services. For the avoidance of doubt Clearwire may pursue claims against a Third Party who uses Sprint’s services in combination with a service not provided by Sprint, which combined use infringes a Clearwire patent, solely to the extent such infringement would not have occurred but for such combination. For further avoidance of doubt, Clearwire will not have a claim against a Sprint customer that uses only the Sprint service(s).
     (iii) If, after the Effective Date, any party grants any Third Party the right to enforce a patent, through assignment or otherwise, then that party will obligate the Third Party to honor the provisions of this Article 3 and will take all necessary steps to ensure that the Third Party has the same obligation not to assert that patent.
     (b) Sprint may update Exhibit H from time to time during the Covenant Term. Clearwire may request no more often than annually that Sprint update Exhibit H. Within 30 days of receipt of the request, Sprint will update Exhibit H.

ARTICLE 4
TRADEMARK TERMS AND CONDITIONS
     Section 4.01 Trademarks Assignment.
     (a) Sprint hereby assigns and will cause each applicable Sprint Group member to assign to the Clearwire Group member designated by Clearwire, all of their right, title and interest in the trademarks identified on Exhibit B (“Trademarks”) and all associated goodwill and related trademark registrations and applications worldwide, free and clear of all liens and encumbrances, and including the sole right to sue for past infringements of the Exhibit B marks and logos. To the best of Sprint’s knowledge, Exhibit B is a complete list of all XOHM-formative trademarks owned by any member of the Sprint Group other than any composite trademarks that incorporate “Sprint”.  Sprint shall, from time to time, revise Exhibit B to include all XOHM-formative trademarks that were not included on Exhibit B as of the Effective Date (other than any composite trademarks that incorporate “Sprint”), and shall act reasonably in considering any written request by Clearwire for inclusion of a XOHM-formative trademark which Clearwire has reason to assert is an XOHM-formative trademark that does not incorporate “Sprint” and that should be included in the Trademarks.
     (b) Within the later of 5 business days of this Agreement, or after Clearwire designates the Clearwire Group member to receive the assignment, Sprint will cause the applicable Sprint Group member to sign and deliver the Memorandum of Assignment attached as Exhibit C. Clearwire will record the Memorandum of Assignment in its sole discretion and at Clearwire’s sole expense. Sprint will cause the applicable Sprint Group member to take additional steps and to sign additional documents as reasonably requested by Clearwire to perfect this trademark assignment worldwide.
     (c) The parties agree and acknowledge that the Marks identified on Exhibit B are being assigned together with the portion of the business identified by those trademarks and substantial tangible assets embodying that business.
     (d) The Sprint Group members may exhaust current inventories of materials featuring the Exhibit B Marks for 3 months after the effective date of this Agreement. After that time, Sprint may only use the Exhibit B marks under a written trademark license from Clearwire.
     Section 4.02 Domain Names. Within 5 business days of this Agreement, Sprint will cause each applicable Sprint Group member to commence the transfer of the Domain Names listed on Exhibit D to Clearwire. Sprint will cause the applicable Sprint Group member to perform all steps reasonably required by the applicable registrar(s) to promptly complete the transfer of the Domain Names at Clearwire’s ultimate expense. Clearwire will reasonably cooperate with the Sprint Group member’s efforts to transfer the Domain Names.
     Section 4.03 Sprint-Branded Materials. Clearwire Group members may exhaust current inventories of materials featuring Sprint trademarks, service marks, logos and taglines (“Sprint Marks”) for 3 months after the effective date of this Agreement. After that time, Clearwire may only use the Sprint Marks under a written trademark license from Sprint.

ARTICLE 5
SOFTWARE
     Section 5.01 Software Transfer to Clearwire. Sprint hereby assigns and will cause each Sprint Group member to assign to the Clearwire member designated by Clearwire, subject to any applicable rights of Third Parties existing on the Effective Date, all right, title and interest in any Software that is either i) listed on Exhibit E; or ii) is existing as of the Effective Date which is owned by a member of the Sprint Group and is used in or is being developed for Sprint WiMAX business but is not in use or anticipated to be used by any other Sprint Group member in connection with a business other than the Sprint WiMAX business. Software includes the entire software application. Portions of a Software application are not separately assignable unless the entire Software application is assigned. All other proprietary software owned by Sprint or any Sprint Group member prior to the Effective Date (the “Sprint Software”) is and will remain the exclusive property of the Sprint Group.
     Section 5.02 Software License Grant to Clearwire. Sprint hereby grants, and will cause each Sprint Group member that owns Sprint Software licensed by this Section to grant, to any Clearwire Group member a non-exclusive, fully paid-up, worldwide, perpetual and irrevocable license to reproduce, distribute, publicly perform and display, prepare Derivative Works, transmit and exercise any other rights to any Sprint Software that is identified in Exhibit F, or ii) is existing as the Effective Date which is owned by the Sprint Group and is used by a Clearwire Group member and which may be used by any Sprint Group member. Any limitations on this license will be identified in Exhibit F.
     Section 5.03 Software License Grant to Sprint. Clearwire hereby grants, and will cause each Clearwire Group member that owns Clearwire Software licensed by this Section to grant, to any Sprint Group member a non-exclusive, fully paid-up, worldwide, perpetual and irrevocable license to reproduce, distribute, publicly perform and display, prepare Derivative Works, transmit and exercise any other rights to any Clearwire Software that is identified in Exhibit G. Any limitations on this license will be identified in Exhibit G.
     Section 5.04 Source Code. Sprint shall, upon the prior written request of a Clearwire Group member, promptly provide the requesting Clearwire Group member with a current, accurate and verifiable copy of the source code, in human readable form, to the Software transferred pursuant to Section 5.01 or, to the extent reasonable to do so, licensed to Clearwire pursuant to Section 5.02 and all supporting documentation and other materials related thereto (in each case, including only those Third Party tools, documentation and other materials that Sprint has the right to provide) reasonably necessary for a developer to maintain, update, upgrade and utilize the transferred Software.
ARTICLE 6
PROPRIETARY INFORMATION AND MATERIALS
     Section 6.01 Proprietary Information and Materials Transfer to Clearwire. Sprint hereby assigns and will cause each Sprint Group member to assign to the Clearwire Group member designated by Clearwire, subject to any applicable rights of Third Parties existing on the Effective Date, all right title and interest to any Proprietary Information and Materials existing as of the Effective Date owned by a Sprint Group member that is either i) Proprietary Information and Materials (for example, software specifications, manuals, design documents) associated with Software to be assigned to Clearwire pursuant to Article 5; or ii) used or is being developed for the Sprint WiMAX business, but is not in use or anticipated to be used by any Sprint Group member in connection with a business other than the Sprint WiMAX Business.
     Section 6.02 License Grant to Clearwire for Proprietary Information and Materials. Sprint hereby grants, and will cause each Sprint Group member that owns Sprint Proprietary Information or Sprint Materials licensed by this Section to grant to each Clearwire Group member a non-exclusive, fully paid-up, worldwide, perpetual and irrevocable license to use and disclose in any manner any Sprint Proprietary Information and to reproduce, distribute, publicly perform, display, prepare Derivative Works, transmit and exercise any other rights to any Sprint Materials that, for the Proprietary Information and the Materials as of the Effective Date are listed in Exhibit F or are either in use by the Sprint WiMAX Business to provide or support operations of any the Sprint WiMAX Business or are reasonably required for the Sprint WiMAX Business and in each case that Sprint is not willing to providing through a services agreement. Any limitations on this license will be identified in Exhibit F.
     Section 6.03 License Grant to Sprint for Proprietary Information and Materials. Clearwire hereby grants, and will cause each Clearwire Group member that owns Clearwire Proprietary Information or Clearwire Materials licensed by this Section to grant to each Sprint Group member a non-exclusive, fully paid-up, worldwide, perpetual and irrevocable license to use and disclose in any manner any Clearwire Proprietary Information and to reproduce, distribute, publicly perform, display, prepare Derivative Works, transmit and exercise any other rights to any Clearwire Materials that, for the Proprietary Information and the Materials as of the Effective Date are listed in Exhibit G or are either in use to provide or support operations of any the Sprint business, or are reasonably required for the Sprint business. Any limitations on this license will be identified in Exhibit G.
ARTICLE 7
LIMITED WARRANTIES, INDEMNITY AND REPRESENTATIONS
     Section 7.01 Rights Granted “AS IS”. Except as otherwise provided in this section, all intellectual property, whether through assignment, license or otherwise that is covered by this agreement is furnished “AS IS,” without any representations, warranties or indemnification obligations of any kind whatsoever by or on behalf of the Sprint Group except as follows:
     (a) Sprint has no knowledge of any initial or final action by any trademark registration authority, or of any substantive challenge, opposition, or objection by any Third Party, which, if sustained, would prevent the registration, use, or enforcement of any of the Trademarks listed on Schedule B in connection with the business of Clearwire in any of the jurisdictions identified in Schedule B.
     (b) Sprint has no knowledge of any initial or final action by any patent registration authority, or of any substantive challenge, opposition, or objection by any third party, which, if sustained, would prevent the registration, use, or enforcement of any of the Assigned Patent listed on Schedule A in connection with the business of Clearwire in any of the jurisdictions identified in Schedule A.
     (c) Sprint warrants that neither it nor any other member of the Sprint Group has assigned, licensed or otherwise transferred any rights in the Assigned Patents, Trade marks or Software, to any Third Party.
     Section 7.02 Disclaimer of Implied Warranties. Each Group assumes total responsibility and risk for its use of any intellectual property covered by this agreement. Neither Group makes, and each Group expressly disclaims, any implied warranties of any kind whatsoever, including, but not limited to, implied warranties of merchantability or fitness for a particular purpose, implied warranties of title or non-infringement, or any implied warranty that the intellectual property is “error free.”
ARTICLE 8
CLAIMS AND DISPUTES
     Section 8.01 Equitable Remedies. Money damages alone will not be an adequate remedy if a Group member exceeds the scope of its rights granted by this agreement for any other breach or threatened breach of any obligation under this agreement. In addition to any other remedies at law a non-breaching Group member is entitled to seek injunctive relief against any continued action by the other Person.
     Section 8.02 Notice. Any notice, demand, claim or other communication under this agreement must be in writing and will be given (i) on the delivery if delivered personally; (ii) five days after mailing if sent by registered or certified mail, return receipt requested, postage prepaid; (iii) on the date when delivery is guaranteed by the carrier if delivered by a national courier guaranteeing delivery within a fixed number of days of sending; or (iv) on the date when facsimile transmission is confirmed by the receiving machine if transmitted by facsimile machine and confirmed by delivery by one of the prior methods; but, in each case, only if addressed as follows (or as a party may specify by notice to the other):
If to Sprint:
Sprint Nextel Corporation
6200 Sprint Parkway
Overland Park, KS, 66251
Attn: General Counsel
Facsimile: (913) 315-0762
With a copy to:
Sprint Nextel Corporation
6450 Sprint Parkway

Overland Park, KS, 66251
Attn: Vice President - Law: Intellectual Property
Facsimile: (913) 523-9803
If to Clearwire:
Clearwire Corporation
4400 Carillon Point
Kirkland, Washington 98033
Attention: Chief Executive Officer
Facsimile No.: (425) 828-8061
With a copy to:
Clearwire Corporation
4400 Carillon Point
Kirkland, Washington 98033
Attention: Legal Department
Facsimile No.: (425) 216-7776
     (a) Any notice to Sprint will be notice to all members of the Sprint Group, and any notice to Clearwire will be notice to all members of the Clearwire Group.
     Section 8.03 Any notice, demand, claim or other communication under this agreement must be given as provided in the Software and Proprietary Information Agreement.
ARTICLE 9
MISCELLANEOUS
     Section 9.01 Amendment. This agreement may not be amended except by a writing executed by the Parties.
     Section 9.02 Governing Law. The validity, interpretation and enforcement of this agreement will be governed by the laws of the State of Delaware, without giving effect to its provisions relating to choice of law.
     Section 9.03 Priority of Agreements. If there is a conflict between any provision of this agreement and the TAPM (or any other agreement referred to in the TAPM), the provisions of this agreement will control.
     Section 9.04 Assignment. This agreement cannot be assigned by either party without the other party’s prior written consent except that any party can assign this agreement (i) to any member of its Group (but only for so long as the assignee remains a Group member) or (ii) in the event of a merger or acquisition so long as the acquiring party is not a Sprint Restricted Entity.. This agreement is binding on and will inure to the benefit of and be enforceable by

Sprint, Clearwire, the members of their Groups (so long as they remain in the Group and thereafter as provided in this agreement), and their successors and permitted assigns.
     Section 9.05 No Third Party Beneficiaries. This agreement is solely for the benefit of Sprint, Clearwire and the members and former members of their Groups and does not confer any rights or remedies on Third Parties (including any employees of any Sprint Group member or any Clearwire Group member).
     Section 9.06 Entire Agreement. This agreement is the entire agreement among the Clearwire Group and the Sprint Group relating to the intellectual property. No prior understandings, whether written or oral, will be binding on any Group member unless in writing signed on or after the date of this agreement. Except as Expressly provided in this Agreement, no other rights are granted.
     Section 9.07 Counterparts. This agreement may be executed in multiple counterparts, each of which will be an original, but all of which together will constitute one instrument. Each counterpart may consist of several copies each signed by less than all, but together signed by all, the parties.
     Section 9.08 No Waiver. The failure of any group member to exercise any right, power or remedy is not a waiver of any other right, power or remedy.
     Section 9.09 Rules of Construction. This agreement will be fairly interpreted in accordance with its terms and without any construction in favor of or against either party.
     Section 9.10 No Other Enforcement Required. This agreement does not require any member of any Group to enforce or otherwise assert any patents or other intellectual property rights against any Third Party.
     Section 9.11 Further Assurances. At the request of the other, each Party will execute and deliver or cause the members of its Group to execute and deliver any further documents reasonably necessary to vest title to patents, patent applications and inventions as provided in this agreement.
     Section 9.12 Specific Performance and Other Remedies. Each Party acknowledges that the rights of each Party to consummate the Transactions are special, unique and of extraordinary character and that, if any Party violates or fails or refuses to perform any covenant or agreement made by it in this Agreement, the non-breaching Party or Parties may be without an adequate remedy at law. If any Party violates or fails or refuses to perform any covenant or agreement made by the Party in this Agreement, the non-breaching Party or Parties may, subject to the terms of this Agreement and in addition to any remedy at law for damages or other relief, institute and prosecute an Action in any court of competent jurisdiction to enforce specific performance of the covenant or agreement or seek any other equitable relief.
     Section 9.13 Bankruptcy. All covenants not to assert granted hereunder are intended to be and should be considered rights protected by Section 365(n) of the Bankruptcy Code, 11 U.S.C. § 101 et seq. (“365(n)”). All rights under this agreement will be deemed to exist immediately before the occurrence of any bankruptcy case in which a member of the Sprint

Group or a member of the Clearwire Group is a debtor. Each non-debtor will retain and may fully exercise all of its rights and elections under the Bankruptcy Code or equivalent legislation in any other jurisdiction. Without limiting the generality of the foregoing, to the maximum extent permitted by law, the covenants not to assert granted by this agreement will not be affected by a rejection of this agreement in bankruptcy, and will continue subject to the terms and conditions of this agreement. If this agreement is rejected or deemed rejected in a bankruptcy proceeding (a “Rejection”), the debtor will provide written notice thereof to the non-debtor. If any rights under this agreement are determined by a bankruptcy court not to be “intellectual property” rights for purposes of Section 365(n), all of those rights will remain vested in, and fully retained by, the non-debtor party after any Rejection.
     Section 9.14 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to the jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any prohibition or unenforceability in one jurisdiction will not invalidate or render unenforceable the provision in any other jurisdiction. If permitted by Law, each Party waives any provision of Law that renders any provision prohibited or unenforceable in any respect.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement as of November 28, 2008.

SPRINT NEXTEL CORPORATION
By:	/s/ Keith O. Cowan

Name:	Keith O. Cowan

Title:	President of Strategic Planning and Corporate Initiatives

CLEARWIRE COMMUNICATIONS LLC
By:	/s/ Hope Cochran

Name:	Hope Cochran

Title:	Senior Vice President, Finance and Treasurer

Exhibit A
[*****]

Exhibit B
Project Rain — Schedule B
Trademarks

Argentina	Xohm	[*****]	[*****]	2766033
	Xohm	[*****]	[*****]	2766034
	Xohm	[*****]	[*****]	2766035
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]
	[*****]	[*****]	[*****]	[*****]

Brazil	Xohm	[*****]	[*****]	784906
	[*****]	[*****]	[*****]	[*****]

Canada	Xohm	[*****]	[*****]	1356905
	[*****]	[*****]	[*****]	[*****]

Chile	Xohm	[*****]	[*****]	784905
	[*****]	[*****]	[*****]	784904

China	Xohm	[*****]	[*****]
	[*****]	[*****]	[*****]

EU	Xohm	[*****]	[*****]	006277321
	[*****]	[*****]	[*****]	006277339

Japan	Xohm	[*****]	[*****]	83919/2007
	[*****]	[*****]	[*****]	83918/2007

Mexico	Xohm	[*****]	[*****]	872137
	Xohm	[*****]	[*****]	872136
	Xohm	[*****]	[*****]	872135
	[*****]	[*****]	[*****]	872134
	[*****]	[*****]	[*****]	872133
	[*****]	[*****]	[*****]	872132

Thailand	Xohm	[*****]	[*****]	670504
	Xohm	[*****]	[*****]	670505
	Xohm	[*****]	[*****]	670506
	[*****]	[*****]	[*****]	670507
	[*****]	[*****]	[*****]	670508
	[*****]	[*****]	[*****]	670509

US	Xohm	[*****]	[*****]	77088082
	[*****]	[*****]	[*****]	77212251
	Xohm Here, Life	[*****]	[*****]	77395002

Better,
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

Exhibit C
MEMORANDUM OF ASSIGNMENT
[For delivery post-closing]
This Trademark Assignment from Carolina Ventures, Inc. and [other Sprint entity(ies)] (“Assignors”) to Clearwire Communications LLC (“Clearwire”) is effective                     , 2008.
     a. Assignors own all rights in the trademarks set forth on the attached Schedule (the “Marks”), and Carolina Ventures, Inc., as a related party acting on behalf of itself and the other named Assignor(s) is the applicant/registrant of the associated trademark applications and registrations identified on the attached Schedule.
     b. Clearwire wants to acquire Assignors’ right, title and interest in the Marks and the associated goodwill, together with the portion of Assignors’ business identified by the Marks.
THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignors irrevocably assign to Clearwire all rights, title and interest in and to the Marks, the goodwill of the business associated with the Marks, and the related trademark registrations and applications.

ASSIGNOR:
                                         .

By:
Name:
Title:
Date:

[Add corporate acknowledgement(s)]

Exhibit D
[****]

Exhibit E
Software Transferred to Clearwire
None.

Exhibit F
Software Licenses Granted to Clearwire
And
Licenses Granted to Clearwire for Proprietary Information and Materials
None.

Exhibit G
Software Licenses Granted to Sprint
And
Licenses Granted to Sprint for Proprietary Information and Materials
None.

Exhibit H
     [*****]